SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

          ________________________________________

                          FORM 8-K

                       CURRENT REPORT
          ________________________________________

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  August 23, 1995


                   SHAWMUT NATIONAL CORPORATION
     (Exact Name of Registrant as Specified in Charter)


        Delaware              1-10102              06-1212629
        ---------------       ----------------     -------------
        (State or other       (Commission File     (IRS Employer
         jurisdiction of       Number)              Identification No.)
         Incorporation)



          777 Main Street, Hartford, Connecticut         06115
          One Federal Street, Boston, Massachusetts      02211
          ------------------------------------------   ----------
          (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    (203) 986-2000
                                                       (617) 292-2000
                                                       ----------------

                       Not Applicable
                       --------------
    (Former Name or Former Address, if Changed Since Last Report)

                   Page 1 of 23 pages


ITEM 5.   OTHER EVENTS

          Pending Merger

          As previously reported, Shawmut National
          Corporation ("Shawmut") and Fleet Financial Group,
          Inc. ("Fleet") have entered into an Agreement and Plan of Merger dated February 20, 1995 (the
          "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

          On August 23, 1995, Fleet and Shawmut issued joint press releases announcing their detailed divestiture proposal following extensive negotiations with regulators. The plan is subject to final approval by the Federal Reserve Board when it finally considers Fleet's application to merge with Shawmut later this year. Copies of the press releases are filed as exhibits hereto and are incorporated by reference.

          For additional information regarding the Merger, see Shawmut's Current Reports on Form 8-K dated
          February 20, 1995, April 13, 1995, May 25, 1995,
          June 21, 1995, and August 17, 1995.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits

               The following exhibits are filed with this Current Report on Form 8-K:


EXHIBIT
NUMBER                        DESCRIPTION
- ----------                    -----------

99.1                Joint Press Release of Fleet Financial
                    Group, Inc. and Shawmut National
                    Corporation, dated August 23, 1995,
                    entitled "Fleet and Shawmut Announce
                    Divestiture Proposal Following
                    Discussions with Regulators --Plan
                    Guidelines Developed that Foster
                    Competition, Preserve Jobs and Continue
                    Meeting Customer Needs Throughout
                    Region."

99.2                Joint Press Release of Fleet Financial
                    Group, Inc. and Shawmut National
                    Corporation, dated August 23, 1995,
                    entitled "Fleet and Shawmut Announce
                    Divestiture Proposal Following
                    Discussions with Federal Reserve, U.S.
                    Department of Justice, and Attorney
                    General -- Plan Guidelines Developed
                    that Foster Competition, Preserve Jobs
                    and Continue Meeting Customer Needs
                    Throughout Connecticut."

99.3                Joint Press Release of Fleet Financial
                    Group, Inc. and Shawmut National
                    Corporation, dated August 23, 1995,
                    entitled "Fleet and Shawmut Announce
                    Divestiture Proposal Following
                    Discussions with Federal Reserve, U.S.
                    Department of Justice, and Attorney
                    General -- Plan Guidelines Developed
                    that Foster Competition, Preserve Jobs
                    and Continue Meeting Customer Needs
                    Throughout Massachusetts."

99.4 Joint Press Release of Fleet Financial Group, Inc. and Shawmut National Corporation, dated August 23, 1995, entitled "Divestiture Proposal for New Hampshire Announced by Fleet and Shawmut -- Plan Guidelines Developed that Foster Competition, Preserve Jobs and Continue Meeting Customer Needs Throughout New Hampshire."

99.5 Joint Press Release of Fleet Financial Group, Inc. and Shawmut National Corporation, dated August 23, 1995, entitled "Divestiture Proposal for Rhode Island Announced by Fleet and Shawmut -- Plan Guidelines Developed that Foster Competition, Preserve Jobs and Continue Meeting Customer Needs Throughout Rhode Island."

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHAWMUT NATIONAL CORPORATION


                              By: (Susan E. Lester)
                                  --------------------------
                                  Susan E. Lester
                                  Chief Financial Officer and
                                  Executive Vice President


Dated:  August 30, 1995